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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 26, 1995, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-03346) and related Prospectus of Rush Enterprises, Inc. for the registration of its common stock and its purchase rights.

                                        ERNST & YOUNG LLP



                                        /s/ Ernst & Young LLP

Oklahoma City, Oklahoma
May 9, 1996